Exhibit 99.1

Express Scripts Stockholders Approve Acquisition by Cigna

ST. LOUIS, Aug. 24, 2018 /PRNewswire/ – Stockholders of Express Scripts Holding Company (NASDAQ: ESRX) today approved the proposed acquisition of Express Scripts by Cigna.

Based on a preliminary tabulation, approximately 78 percent of the shares of Express Scripts common stock outstanding and entitled to vote adopted the Agreement and Plan of Merger with Cigna and certain of its subsidiaries. These shares represent more than 99 percent of the shares voted at a special meeting of shareholders held earlier today. Earlier today, Cigna announced that its stockholders also adopted the merger agreement. The transaction remains subject to the satisfaction of customary closing conditions, including applicable regulatory approvals. Express Scripts expects the transaction to close by December 31, 2018.

“By approving our proposed combination, Cigna and Express Scripts stockholders recognize and validate the highly attractive value this transaction delivers to all stakeholders,” said Tim Wentworth, President and Chief Executive Officer, Express Scripts. “Together, we will transform healthcare by combining two innovative health care services companies that will have the capabilities, financial flexibility, reach and expansion opportunities to create significant and immediate value for clients and stockholders.”

About Express Scripts

Express Scripts is a healthcare opportunity company. Empowered by our legacy as an industry innovator, we dare to imagine – and deliver – a better healthcare system with improved health outcomes and lower costs. From pharmacy and medical benefits management, to specialty pharmacy care and everything in between – we uncover opportunities to make healthcare work better.

Our home base is St. Louis, but our reach extends to millions of Americans across the nation. We stand alongside our clients and partners, collaborating to develop personalized solutions that make a meaningful difference in the lives of those we serve.

We believe healthcare can do more. We are Champions For BetterSM.

For more information, visit Lab.Express-Scripts.com or follow @ExpressScripts on Twitter.

Cautionary Notes on Forward Looking Statements

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide Cigna management’s and/or Express Scripts management’s current expectations or plans for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “may,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases and other measures of financial performance or potential future plans, strategies or transactions of Cigna or the combined company following consummation of the mergers, the anticipated benefits of the mergers, including estimated synergies, the expected timing of completion of the mergers, Cigna’s ability to obtain financing for the mergers and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Cigna and Express Scripts claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, risks and uncertainties detailed in Cigna’s and Express Scripts’ periodic public filings with the SEC, including those discussed in the section entitled “Risk Factors” of the registration statement and in the sections entitled “Risk Factors” in Cigna’s Annual Report on Form 10-K for the year ended December 31, 2017, Cigna’s Quarterly Report on Form 10-Q for the period ended June 30, 2018, Express Scripts’ Annual Report on Form 10-K for the year ended December 31, 2017 and Express Scripts’ Quarterly Report on Form 10-Q for the period ended June 30, 2018, factors contained or incorporated by reference into such documents and in subsequent filings by Cigna and Express Scripts, and the following factors:

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the inability of Cigna and Express Scripts to obtain the regulatory approvals required for the mergers or the requirement to accept conditions that could reduce the anticipated benefits of the mergers as a condition to obtaining regulatory approvals;

•	failure to satisfy the conditions to closing provided in the merger agreement;

•	a longer time than anticipated to consummate the mergers;

•	problems regarding the successful integration of the businesses of Cigna and Express Scripts;

•	unexpected costs regarding the mergers;

•	restrictions on business activities during the pendency of the mergers and limitations put on Cigna’s and Express Scripts’ ability to pursue alternatives to the mergers under the merger agreement;

•	diversion of Cigna management’s and Express Scripts management’s attention from ongoing business operations and opportunities;

•	disruption from the mergers making it more difficult to maintain business and operational relationships;

•	potential litigation associated with the mergers;

•	the ability to hire and retain key personnel;

•	the availability of financing;

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the obligation to complete the mergers even if financing is not available or is available on terms other than those currently anticipated, including financing less favorable to Cigna and New Cigna than its current commitments, due to the absence of a financing condition in connection with the mergers;

•	effects on the businesses as a result of uncertainty surrounding the mergers;

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the possibility that the anticipated benefits from the mergers cannot be realized in full, or at all or may take longer to realize than expected, including risks associated with achieving expected synergies from the mergers;

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the uncertainty of the value of the Cigna merger consideration and the Express Scripts merger consideration due to fixed exchange ratios and potential fluctuations in the market prices of Cigna common stock and Express Scripts common stock;

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the possibility of the directors and officers of each of Cigna and Express Scripts generally having interests in the mergers that are different from, or in addition to, the interests of Cigna stockholders or Express Scripts stockholders, as applicable;

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the possibility of changes in circumstances between the date of the signing of the merger agreement and the closing date that will not be reflected in the opinions received by the Cigna board of directors and the Express Scripts board of directors from their respective financial advisors;

•	the effect of the substantial additional indebtedness New Cigna will incur in connection with the mergers;

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the possibility of actual results of operations, cash flows and financial position after the mergers materially differing from the unaudited pro forma condensed combined financial statements of New Cigna;

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the difference in rights provided to New Cigna stockholders under Delaware law, the New Cigna certificate of incorporation and the New Cigna bylaws, as compared to the rights provided to Cigna stockholders under Delaware law, the Cigna certificate of incorporation and the Cigna bylaws, and to Express Scripts stockholders under Delaware law, the Express Scripts certificate of incorporation and the Express Scripts bylaws (as defined below);

•	the occurrence of any event giving rise to the right of a party to terminate the merger agreement;

•	an unexpected downgrade in Cigna’s, Express Scripts’ or New Cigna’s financial strength ratings;

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the impact of debt service obligations on the availability of funds for other business purposes, and the terms and required compliance with covenants relating to Cigna’s, Express Scripts’ or New Cigna’s indebtedness; and

•	future industry risks that are described in SEC reports filed by Cigna and Express Scripts.

There can be no assurance that the mergers or any other transaction described in this joint proxy statement/prospectus will in fact be completed in the manner described or at all. Any forward-looking statement speaks only as of the date on which it is made, and Cigna and Express Scripts assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

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Express Scripts Contacts

Investor Relations

Ben Bier, 314-810-3115

Media Relations

Phil Blando

pjblando@express-scripts.com

202-258-4978